Exhibit 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

ASSET QUALITY DETAIL

(dollars in thousands)	September 30, 2008	September 30, 2007	June 30, 2008
Loan Portfolio:
Originated and acquired residential mortgage	$256,823	$292,129	$267,784
Home equity	1,134,473	1,060,882	1,098,227
Marine	355,779	355,267	357,508
Other	26,680	28,933	22,420

Total consumer	1,773,755	1,737,211	1,745,939

Commercial mortgage	533,914	440,472	510,436
Residential real estate construction	529,445	618,669	551,149
Commercial real estate construction	455,663	405,249	451,409
Commercial business	971,424	846,114	943,474

Total commercial	2,490,446	2,310,504	2,456,468

Total loans	$4,264,201	$4,047,715	$4,202,407

Non-Performing Assets:
Originated and acquired residential mortgage	$7,516	$6,706	$8,207
Home equity	2,574	2,103	1,993
Other consumer	—	—	788
Commercial mortgage	1,743	1,335	1,745
Residential real estate construction	16,754	—	1,466
Commercial business	11,867	12,486	10,477

Total non-accrual loans	40,454	22,630	24,676
Total renegotiated loans	—	—	—

Total non-performing loans	40,454	22,630	24,676
Non-performing investments	13,163	—	2,858
Other assets and real estate owned	13,567	4,305	11,095

Total non-performing assets	$67,184	$26,935	$38,629

90-Day Delinquencies:
Originated and acquired residential mortgage	$4,846	$2,291	$1,842
Home equity	2,651	1,406	2,777
Other consumer	3,718	272	1,618
Residential real estate construction	314	—	300
Commercial business	16	165	486

Total 90-day delinquencies	$11,545	$4,134	$7,023

Asset Quality Ratios:
Non-performing loans to total loans	0.95%	0.56%	0.59%
Non-performing investments to total investments	0.99%	—	0.21%
Non-performing assets to total assets	1.05%	0.42%	0.61%
Allowance for loan losses to loans	1.40%	1.27%	1.38%
Net charge-offs in quarter to average loans	0.48%	0.20%	0.33%
Allowance for loan losses to non-performing loans	147.51%	226.44%	235.75%

	Three Months Ended September 30,		Three Months Ended June 30, 2008
	2008	2007

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$58,174	$45,769	$55,249
Provision for loan losses	6,571	7,494	6,400
Less loans charged-off, net of recoveries:
Originated and acquired residential mortgage	524	175	233
Home equity	1,051	274	354
Other consumer	924	961	527
Residential real estate construction	413	368	1,350
Commercial business	2,159	241	1,011

Net charge-offs	5,071	2,019	3,475

Balance at end of period	$59,674	$51,244	$58,174

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

DETAIL EARNINGS PER SHARE COMPUTATION

For the Three Months ended September 30, 2008	Income (Numerator)	Shares (Denominator)	$ Per Share	For the Three Months ended September 30, 2007	Income (Numerator)	Shares (Denominator)	$ Per Share
Net loss	$(5,392)			Net income	$15,968
Less: Beneficial conversion feature preferred stock and dividends preferred stock	1,523

Basic EPS	$(6,915)	32,993	$(0.21)	Basic EPS	$15,968	31,932	$0.50

Other common stock equivalents				Other common stock equivalents		160

Diluted EPS	$(6,915)	32,993	$(0.21)	Diluted EPS	$15,968	32,092	$0.50

Neither the weighted average number of common shares which the preferred stock could be converted to or the other common stock equivalents were included in the computation of Diluted EPS as they would be antidilutive.

For the Nine Months ended September 30, 2008	Income (Numerator)	Shares (Denominator)	$ Per Share	For the Nine Months ended September 30, 2007	Income (Numerator)	Shares (Denominator)	$ Per Share
Net loss	$(12,790)			Net Income	$47,604
Less: Beneficial conversion feature preferred stock and dividends preferred stock	2,986

Basic EPS	$(15,776)	32,443	$(0.49)	Basic EPS	$47,604	32,063	$1.48

				Other common stock equivalents		196

Diluted EPS	$(15,776)	32,443	$(0.49)	Diluted EPS	$47,604	32,259	$1.48

Neither the weighted average number of common shares which the preferred stock could be converted to or the other common stock equivalents were included in the computation of Diluted EPS as they would be antidilutive.

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands, except per share data)	2008	2007	2008	2007
Interest Income:
Loans, including fees	$59,254	$72,363	$185,575	$211,895
Investment securities	18,905	20,565	58,234	63,829
Tax-advantaged loans and securities	1,617	1,907	4,868	5,125
Short-term investments	14	39	67	181

Total interest income	79,790	94,874	248,744	281,030

Interest Expense:
Deposits	26,626	27,242	79,846	79,511
Short-term borrowings	2,511	8,774	11,892	23,345
Long-term debt	6,821	11,021	22,182	32,854

Total interest expense	35,958	47,037	113,920	135,710

Net interest income	43,832	47,837	134,824	145,320
Less provision for loan losses	6,571	7,494	16,085	13,338

Net interest income, after provision for loan losses	37,261	40,343	118,739	131,982

Non-Interest Income:
Service charges on deposit accounts	22,482	23,910	65,790	70,591
Commissions and fees	1,253	1,616	4,215	5,122
Impairment on investment securities	(24,570)	—	(87,973)	—
Net gains	947	4,902	8,907	6,525
Net derivative activities	9	397	105	183
Other non-interest income	4,432	4,478	14,702	13,836

Total non-interest income	4,553	35,303	5,746	96,257

Non-Interest Expense:
Salaries and employee benefits	26,703	26,390	79,647	81,018
Occupancy expense, net	5,947	5,978	17,616	17,973
Furniture and equipment expense	3,993	3,875	11,731	11,671
External processing fees	5,312	5,083	15,534	15,214
Restructuring activities	5	111	45	1,459
Other non-interest expense	11,233	11,248	30,424	32,746

Total non-interest expense	53,193	52,685	154,997	160,081

Income (loss) before income taxes	(11,379)	22,961	(30,512)	68,158
Income tax expense (benefit)	(5,987)	6,993	(17,722)	20,554

Net income (loss)	$(5,392)	$15,968	$(12,790)	$47,604

Net income (loss)	$(5,392)	$15,968	$(12,790)	$47,604
Beneficial conversion feature - preferred stock	—	—	1,463	—
Dividends - preferred stock	1,523	—	1,523	—

Net income (loss) available to common stockholders	$(6,915)	$15,968	$(15,776)	$47,604

Net Income (Loss) Per Share Amounts:
Basic	$(0.21)	$0.50	$(0.49)	$1.48
Diluted	(0.21)	0.50	(0.49)	1.48

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(dollars in thousands, except share amounts)	September 30, 2008	December 31, 2007	September 30, 2007
Assets:
Cash and due from banks	$127,491	$140,348	$123,417
Short-term investments	3,023	1,970	2,822
Mortgage loans held for sale	3,911	8,859	10,571
Securities available for sale	1,016,417	1,421,299	1,511,945
Securities held to maturity	311,806	47,265	47,654
Loans	4,264,201	4,215,326	4,047,715
Less allowance for loan losses	59,674	55,269	51,244

Net loans	4,204,527	4,160,057	3,996,471

Premises and equipment, net	60,652	59,979	60,630
Accrued interest receivable	27,370	33,883	36,091
Goodwill	252,095	253,906	253,906
Intangible assets	5,203	6,152	6,474
Other assets	397,981	331,328	314,029

Total assets	$6,410,476	$6,465,046	$6,364,010

Liabilities:
Deposits:
Noninterest-bearing	$676,798	$676,260	$715,224
Interest-bearing	3,918,595	3,503,260	3,491,517

Total deposits	4,595,393	4,179,520	4,206,741

Short-term borrowings	509,393	861,395	734,748
Long-term debt	714,389	771,683	771,726
Accrued expenses and other liabilities	48,837	96,677	40,074

Total liabilities	5,868,012	5,909,275	5,753,289

Stockholders’ Equity:
Preferred Stock (par value $1,000) authorized 5,000,000 shares; issued 51,215 shares at September 30, 2008	51,215	—	—
Common stock (par value $1.00) authorized 100,000,000 shares; issued 33,338,972, 31,621,956 and 31,974,520 shares at September 30, 2008, December 31, 2007, and September 30, 2007, respectively	33,339	31,622	31,975
Additional paid-in capital	360,541	347,603	354,836
Retained earnings	210,913	244,723	270,475
Net accumulated other comprehensive loss	(113,544)	(68,177)	(46,565)

Total stockholders’ equity	542,464	555,771	610,721

Total liabilities and stockholders’ equity	$6,410,476	$6,465,046	$6,364,010

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended September 30, 2008			Three Months Ended September 30, 2007			2008 Quarter to 2007 Quarter Increase/ (Decrease)				2008/2007 Income/ Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$262,372	$4,010	6.08%	$298,019	$4,571	6.09%	$(35,647)	(12.0)%	$(561)	(12.3)%	$(4)	$(557)
Home equity	1,117,718	13,908	4.95	1,050,442	18,076	6.83	67,276	6.4	(4,168)	(23.1)	(5,253)	1,085
Marine	356,623	4,900	5.47	357,217	4,988	5.54	(594)	(0.2)	(88)	(1.8)	(78)	(10)
Other consumer	26,068	421	6.42	29,533	546	7.33	(3,465)	(11.7)	(125)	(22.9)	(64)	(61)
Commercial mortgage	528,565	8,125	6.12	441,685	7,938	7.13	86,880	19.7	187	2.4	(1,229)	1,416
Residential construction	538,543	7,249	5.35	609,537	13,400	8.72	(70,994)	(11.6)	(6,151)	(45.9)	(4,725)	(1,426)
Commercial construction	443,772	5,617	5.04	383,775	7,685	7.94	59,997	15.6	(2,068)	(26.9)	(3,129)	1,061
Commercial business	946,563	15,042	6.32	803,537	15,155	7.48	143,026	17.8	(113)	(0.7)	(2,558)	2,445

Total loans	4,220,224	59,272	5.59	3,973,745	72,359	7.22	246,479	6.2	(13,087)	(18.1)

Loans held for sale	6,159	96	6.20	11,318	203	7.12	(5,159)	(45.6)	(107)	(52.7)	(24)	(83)
Short-term investments	2,456	14	2.27	1,905	39	8.12	551	28.9	(25)	(64.1)	(34)	9
Taxable investment securities	1,354,411	18,905	5.55	1,430,269	20,565	5.70	(75,858)	(5.3)	(1,660)	(8.1)	(554)	(1,106)
Tax-advantaged investment securities	157,324	2,305	5.83	179,497	2,528	5.59	(22,173)	(12.4)	(223)	(8.8)	104	(327)

Total investment securities	1,511,735	21,210	5.58	1,609,766	23,093	5.69	(98,031)	(6.1)	(1,883)	(8.2)

Total interest-earning assets	5,740,574	80,592	5.59	5,596,734	95,694	6.78	143,840	2.6	(15,102)	(15.8)	(17,466)	2,364

Less: allowance for loan losses	58,032			46,147			11,885	25.8
Cash and due from banks	101,392			110,954			(9,562)	(8.6)
Other assets	660,162			617,812			42,350	6.9

Total assets	$6,444,096			$6,279,353			$164,743	2.6

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$448,715	434	0.38	$487,435	637	0.52	$(38,720)	(7.9)	(203)	(31.9)	(155)	(48)
Money market deposits	602,625	2,713	1.79	583,856	5,016	3.41	18,769	3.2	(2,303)	(45.9)	(2,458)	155
Savings deposits	564,848	944	0.66	557,239	538	0.38	7,609	1.4	406	75.5	399	7
Direct time deposits	1,146,158	10,131	3.52	1,218,368	14,148	4.61	(72,210)	(5.9)	(4,017)	(28.4)	(3,213)	(804)
Brokered time deposits	1,059,362	12,404	4.66	528,841	6,903	5.18	530,521	100.3	5,501	79.7	(757)	6,258
Short-term borrowings	527,058	2,511	1.90	748,807	8,774	4.65	(221,749)	(29.6)	(6,263)	(71.4)	(4,175)	(2,088)
Long-term debt	733,087	6,821	3.70	758,878	11,021	5.76	(25,791)	(3.4)	(4,200)	(38.1)	(3,835)	(365)

Total interest-bearing liabilities	5,081,853	35,958	2.81	4,883,424	47,037	3.82	198,429	4.1	(11,079)	(23.6)	(12,901)	1,822

Noninterest-bearing demand deposits	653,428			709,492			(56,064)	(7.9)
Other liabilities	46,204			41,541			4,663	11.2
Stockholders’ equity	662,611			644,896			17,715	2.7

Total liabilities and stockholders’ equity	$6,444,096			$6,279,353			$164,743	2.6

Net interest-earning assets	$658,721			$713,310			$(54,589)	(7.7)

Net interest income (tax-equivalent)		44,634			48,657				(4,023)	(8.3)	$(4,565)	$542
Less: tax-equivalent adjustment		802			820				(18)	(2.2)

Net interest income		$43,832			$47,837				$(4,005)	(8.4)

Net yield on interest-earning assets on a tax-equivalent basis			3.09%			3.45%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended September 30, 2008			Three Months Ended June 30, 2008			Current Quarter to Prior Quarter Increase/ (Decrease)				Quarter to Quarter Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$262,372	$4,010	6.08%	$274,357	$4,199	6.16%	$(11,985)	(4.4)%	$(189)	(4.5)%	$(41)	$(148)
Home equity	1,117,718	13,908	4.95	1,089,914	13,856	5.11	27,804	2.6	52	0.4	(368)	420
Marine	356,623	4,900	5.47	360,297	4,918	5.49	(3,674)	(1.0)	(18)	(0.4)	(5)	(13)
Other consumer	26,068	421	6.42	22,897	425	7.47	3,171	13.8	(4)	(0.9)	(62)	58
Commercial mortgage	528,565	8,125	6.12	501,953	7,750	6.21	26,612	5.3	375	4.8	(102)	477
Residential construction	538,543	7,249	5.35	578,600	8,120	5.64	(40,057)	(6.9)	(871)	(10.7)	(371)	(500)
Commercial construction	443,772	5,617	5.04	452,556	5,891	5.24	(8,784)	(1.9)	(274)	(4.7)	(182)	(92)
Commercial business	946,563	15,042	6.32	917,765	14,762	6.47	28,798	3.1	280	1.9	(276)	556

Total loans	4,220,224	59,272	5.59	4,198,339	59,921	5.74	21,885	0.5	(649)	(1.1)

Loans held for sale	6,159	96	6.20	10,753	160	5.98	(4,594)	(42.7)	(64)	(40.0)	6	(70)
Short-term investments	2,456	14	2.27	2,191	17	3.12	265	12.1	(3)	(17.6)	(5)	2
Taxable investment securities	1,354,411	18,905	5.55	1,380,968	19,598	5.71	(26,557)	(1.9)	(693)	(3.5)	(406)	(287)
Tax-advantaged investment securities	157,324	2,305	5.83	154,138	2,290	5.98	3,186	2.1	15	0.7	(44)	59

Total investment securities	1,511,735	21,210	5.58	1,535,106	21,888	5.73	(23,371)	(1.5)	(678)	(3.1)

Total interest-earning assets	5,740,574	80,592	5.59	5,746,389	81,986	5.74	(5,815)	(0.1)	(1,394)	(1.7)	(1,343)	(51)

Less: allowance for loan losses	58,032			55,159			2,873	5.2
Cash and due from banks	101,392			101,177			215	0.2
Other assets	660,162			643,661			16,501	2.6

Total assets	$6,444,096			$6,436,068			$8,028	0.1

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$448,715	434	0.38	$478,235	459	0.39	$(29,520)	(6.2)	(25)	(5.4)	(1)	(24)
Money market deposits	602,625	2,713	1.79	642,107	3,207	2.01	(39,482)	(6.1)	(494)	(15.4)	(315)	(179)
Savings deposits	564,848	944	0.66	567,121	832	0.59	(2,273)	(0.4)	112	13.5	115	(3)
Direct time deposits	1,146,158	10,131	3.52	1,122,960	10,572	3.79	23,198	2.1	(441)	(4.2)	(684)	243
Brokered time deposits	1,059,362	12,404	4.66	831,963	9,940	4.81	227,399	27.3	2,464	24.8	(305)	2,769
Short-term borrowings	527,058	2,511	1.90	649,696	3,292	2.04	(122,638)	(18.9)	(781)	(23.7)	(211)	(570)
Long-term debt	733,087	6,821	3.70	778,720	6,874	3.55	(45,633)	(5.9)	(53)	(0.8)	321	(374)

Total interest-bearing liabilities	5,081,853	35,958	2.81	5,070,802	35,176	2.79	11,051	0.2	782	2.2	629	153

Noninterest-bearing demand deposits	653,428			665,638			(12,210)	(1.8)
Other liabilities	46,204			46,988			(784)	(1.7)
Stockholders’ equity	662,611			652,640			9,971	1.5

Total liabilities and stockholders’ equity	$6,444,096			$6,436,068			$8,028	0.1

Net interest-earning assets	$658,721			$675,587			$(16,866)	(2.5)

Net interest income (tax-equivalent)		44,634			46,810				(2,176)	(4.6)	$(1,972)	$(204)
Less: tax-equivalent adjustment		802			807				(5)	(0.6)

Net interest income		$43,832			$46,003				$(2,171)	(4.7)

Net yield on interest-earning assets on a tax-equivalent basis			3.09%			3.28%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007			Ytd 2008 to Ytd 2007 Increase/ (Decrease)				2008/2007 Income/ Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$275,559	$12,620	6.12%	$311,406	$14,527	6.24%	$(35,847)	(11.5)%	$(1,907)	(13.1)%	$(272)	$(1,635)
Home equity	1,098,104	43,446	5.28	1,020,822	52,537	6.88	77,282	7.6	(9,091)	(17.3)	(12,857)	3,766
Marine	358,289	14,745	5.50	366,064	14,919	5.45	(7,775)	(2.1)	(174)	(1.2)	136	(310)
Other consumer	24,411	1,306	7.15	27,987	1,622	7.75	(3,576)	(12.8)	(316)	(19.5)	(120)	(196)
Commercial mortgage	492,128	23,210	6.30	446,297	23,878	7.15	45,831	10.3	(668)	(2.8)	(2,997)	2,329
Residential construction	576,617	25,610	5.93	593,501	38,742	8.73	(16,884)	(2.8)	(13,132)	(33.9)	(12,060)	(1,072)
Commercial construction	457,353	18,893	5.52	377,122	22,366	7.93	80,231	21.3	(3,473)	(15.5)	(7,648)	4,175
Commercial business	933,800	45,736	6.54	773,392	43,345	7.49	160,408	20.7	2,391	5.5	(5,924)	8,315

Total loans	4,216,261	185,566	5.88	3,916,591	211,936	7.23	299,670	7.7	(26,370)	(12.4)

Loans held for sale	8,897	411	6.17	11,678	572	6.55	(2,781)	(23.8)	(161)	(28.1)	(31)	(130)
Short-term investments	2,455	67	3.65	2,802	181	8.64	(347)	(12.4)	(114)	(63.0)	(94)	(20)
Taxable investment securities	1,386,703	58,234	5.61	1,466,973	63,829	5.82	(80,270)	(5.5)	(5,595)	(8.8)	(2,210)	(3,385)
Tax-advantaged investment securities	155,413	7,028	6.04	160,415	6,634	5.53	(5,002)	(3.1)	394	5.9	605	(211)

Total investment securities	1,542,116	65,262	5.65	1,627,388	70,463	5.79	(85,272)	(5.2)	(5,201)	(7.4)

Total interest-earning assets	5,769,729	251,306	5.82	5,558,459	283,152	6.81	211,270	3.8	(31,846)	(11.2)	(42,347)	10,501

Less: allowance for loan losses	56,128			45,610			10,518	23.1
Cash and due from banks	101,399			113,552			(12,153)	(10.7)
Other assets	648,759			616,778			31,981	5.2

Total assets	$6,463,759			$6,243,179			$220,580	3.5

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$461,622	1,436	0.42	$511,594	2,095	0.55	$(49,972)	(9.8)	(659)	(31.5)	(469)	(190)
Money market deposits	632,700	10,397	2.20	575,200	14,704	3.42	57,500	10.0	(4,307)	(29.3)	(5,666)	1,359
Savings deposits	550,166	2,284	0.55	584,305	1,692	0.39	(34,139)	(5.8)	592	35.0	696	(104)
Direct time deposits	1,118,238	32,176	3.84	1,200,980	41,232	4.59	(82,742)	(6.9)	(9,056)	(22.0)	(6,362)	(2,694)
Brokered time deposits	922,335	33,553	4.86	518,678	19,788	5.10	403,657	77.8	13,765	69.6	(978)	14,743
Short-term borrowings	662,306	11,892	2.40	668,091	23,345	4.67	(5,785)	(0.9)	(11,453)	(49.1)	(11,253)	(200)
Long-term debt	761,057	22,182	3.89	773,690	32,854	5.68	(12,633)	(1.6)	(10,672)	(32.5)	(10,145)	(527)

Total interest-bearing liabilities	5,108,424	113,920	2.98	4,832,538	135,710	3.75	275,886	5.7	(21,790)	(16.1)	(29,225)	7,435

Noninterest-bearing demand deposits	654,073			725,771			(71,698)	(9.9)
Other liabilities	56,145			41,862			14,283	34.1
Stockholders’ equity	645,117			643,008			2,109	0.3

Total liabilities and stockholders’ equity	$6,463,759			$6,243,179			$220,580	3.5

Net interest-earning assets	$661,305			$725,921			$(64,616)	(8.9)

Net interest income (tax-equivalent)		137,386			147,442				(10,056)	(6.8)	$(13,122)	$3,066
Less: tax-equivalent adjustment		2,562			2,122				440	20.7

Net interest income		$134,824			$145,320				$(10,496)	(7.2)

Net yield on interest-earning assets on a tax-equivalent basis			3.18%			3.55%